Exhibit 99.1

SilverBox Corp IV Announces Letter of Intent with Parataxis Holdings to Bring Bitcoin-Native Capital Platform to Public Markets

AUSTIN and NEW YORK – June 9, 2025 — SilverBox Corp IV (“SBXD”) (NYSE: SBXD), a publicly listed special purpose acquisition company sponsored by an affiliate of SilverBox Capital LLC (“SilverBox Capital”), today announced that it has entered into a non-binding letter of intent with Parataxis Holdings LLC (“Parataxis Holdings”), an affiliate of Parataxis Capital Management LLC (“PCM”), with respect to a proposed business combination between SBXD and Parataxis Holdings .

If consummated, the proposed business combination would result in the listing of a preeminent, institutional digital asset management platform with a deep pipeline of proprietary and differentiated capital deployment opportunities. The platform will focus on initiating and managing capital investments in Bitcoin and other select digital assets, with the objective of creating long-term value through a repeatable, globally oriented investment framework.

“We believe this potential business combination with Parataxis Holdings represents a distinct opportunity to introduce a unique and highly scalable digital asset management platform to the public markets,” said Joe Reece, Co-Managing Partner of SilverBox Capital. “We identified Parataxis as a partner of choice given their deep domain expertise and proven track record of execution validated by institutional investment. This platform is truly differentiated by combining a seasoned leadership team, a focused strategic roadmap, and a disciplined approach to capital allocation.”

“This is the natural evolution of our platform,” said Edward Chin, Co-Founder and CEO of PCM. “Over the last several years, we’ve built a multi-strategy digital asset management business designed to meet the investment requirements of institutional allocators. As interest in Bitcoin as a treasury and strategic asset continues to accelerate globally, we see a significant opportunity to deliver a publicly listed platform capable of delivering differentiated exposure to Bitcoin through proprietary investment strategies implemented with institutional-grade transparency and rigor.”

As part of the contemplated transaction, Parataxis Holdings is expected to contribute economic interests in a transaction currently under development in South Korea, which, if completed, may serve as the first of several similar initiatives under consideration. The parties believe South Korea is an underserved market with significant digital asset demand that can be met with the launch of the proposed platform. All such transactions would remain subject to applicable legal and regulatory considerations.

The parties expect to announce additional details regarding the proposed business combination and related financing when a definitive agreement is executed. No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement for the proposed business combination, or that the proposed business combination will be consummated on the terms currently contemplated, or at all. Any business combination would be subject to the completion of due diligence, the negotiation of a definitive agreement providing for the proposed business combination, satisfaction of the conditions negotiated therein, board and equity holder approval, regulatory approvals, and other customary conditions.

Clear Street is advising SBXD as lead financial advisor.

About SilverBox Corp IV and SilverBox Capital

SilverBox Corp IV is a special purpose acquisition company (“SPAC”) sponsored by an affiliate of SilverBox Capital and formed as part of an institutional platform to sponsor a series of SPACs.  SBXD completed its $200 million initial public offering in August 2024 and its stock currently trades on NYSE under the ticker “SBXD.”   SilverBox Capital is a strategic investment and advisory firm that brings together capital, advice and operating expertise in a single, aligned platform.   Learn more at www.sbcap.com.

About Parataxis Capital Management and Parataxis Holdings

PCM is a multi-strategy investment management firm focused on the digital asset sector. PCM was founded in 2019 and manages multiple comingled hedge fund vehicles and separately-managed accounts for institutional allocators, family offices, fund-of-funds and high-net worth individuals. Parataxis Holdings is an affiliate of PCM focused on BTC treasury and other digital asset investment opportunities. Both firms are service-disabled veteran-owned small businesses with headquarters in New York City.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, a newly formed holding company (“PubCo”), SBXD and Parataxis Holdings will prepare and file a registration statement, including a proxy statement/prospectus of SBXD and PubCo, to be filed with the U.S. Securities and Exchange Commission (“SEC”). The proxy statement/prospectus will be mailed to SBXD’s shareholders. SBXD urges investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read SBXD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “SBXD Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The proxy statement statement/prospectus, once available, and the SBXD Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

Parataxis Holdings, SBXD and PubCo and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SBXD’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of SBXD’s directors and officers in SBXD’s Annual Report. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SBXD’s shareholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of Parataxis Holdings’, SBXD’s and PubCo’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward-Looking Statements

This press release includes “forward-looking statements” with respect to SBXD and Parataxis Holdings within the meaning of the federal securities laws. The expectations, estimates, and projections of the businesses of Parataxis Holdings and SBXD may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to execution of a definitive agreement with respect to the proposed business combination, future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of Parataxis Holdings and SBXD and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the term sheet; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination and the related transactions, including due to failure to obtain approval of the shareholders of SBXD or other conditions to closing; (4) the inability to obtain or maintain the listing of the combined company’s common equity on a securities exchange following the proposed business combination; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees, and the demand in South Korea for digital assets; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; and (9) other risks and uncertainties included in (x) the “Risk Factors” sections of the SBXD Annual Report and (y) other documents filed or to be filed with or furnished or to be furnished to the SEC by Parataxis Holdings and SBXD. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Parataxis Holdings and SBXD do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Past performance by Parataxis Holdings’ or SBXD’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Parataxis Holdings’ or SBXD’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Parataxis Holdings or SBXD will, or are likely to, generate going forward.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Media Contacts:

Longacre Square Partners

Amy Freedman / Ashley Areopagita

silverbox@longacresquare.com